PLANT AND EQUIPMENT, NET (Details) In Thousands, unless otherwise specified	Sep. 30, 2013 USD ($)	Sep. 30, 2013 CNY	Sep. 30, 2012 CNY
Plant and building		252,842	155,343
Machinery and equipment		144,939	73,824
Furniture and office equipment		12,168	11,536
Motor vehicles		11,773	10,194
Leasehold improvements		0	212
Total		421,722	251,109
Accumulated depreciation		(82,284)	(66,000)
Construction in progress		15,297	131,976
Plant and equipment, net	$ 57,699	354,735	317,085